Nevada Gold & Casinos, Inc. (NYSE AMEX:UWN)

Houlihan Lokey's 2011 Technology, Media, Telecom & Gaming Conference

Safe Harbor Statement

MATTERS DISCUSSED IN THIS PRESENTATION CONTAIN FORWARD-LOOKING STATEMENTS WITHIN THE MEANING OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995. WHEN USED IN THIS DOCUMENT, THE WORDS "ANTICIPATE," "BELIEVE," "ESTIMATE," "MAY," "INTEND," "EXPECT" AND SIMILAR EXPRESSIONS IDENTIFY SUCH FORWARD-LOOKING STATEMENTS. THESE FORWARD-LOOKING STATEMENTS ARE SUBJECT TO RISKS, UNCERTAINTIES, ASSUMPTIONS, AND OTHER FACTORS THAT MAY CAUSE THE ACTUAL RESULTS, PERFORMANCE OR ACHIEVEMENTS TO DIFFER MATERIALLY FROM THOSE CONTEMPLATED, EXPRESSED OR IMPLIED BY SUCH FORWARD-LOOKING STATEMENTS. THESE FACTORS INCLUDE, BUT ARE NOT LIMITED TO, RISKS AND UNCERTAINTIES ASSOCIATED WITH THE IMPACT OF ECONOMIC, COMPETITIVE AND OTHER FACTORS AFFECTING THE COMPANY AND ITS OPERATIONS, MARKETS, PRODUCTS AND CUSTOMERS, AND OTHER FACTORS DETAILED IN PERIODIC REPORTS FILED BY THE COMPANY WITH THE SEC.

Nevada GOLD

- Company Overview
- Recent History
- Management Team
- Growth Opportunities

Company Overview

Nevada Gold & Casinos, Inc. engages in the ownership, management, and development of casinos and gaming facilities in the United States. The Company owns and operates 11 gaming facilities in Colorado and Washington and has recently signed a stock purchase agreement to acquire gaming assets in South Dakota.

- Company's headquarters are in Houston, Texas.
- Listed on the NYSE AMEX as UWN with a market capitalization of $24.2M[1].
- Largest owner of mini-casinos in Washington State, representing close to 16% of the state's active mini-casinos.
- UWN had LTM Revenues of $55.7M, LTM EBITDA of $2.2M, and LTM Net Income of ($0.2M)[2].

Nevada Gold's Portfolio of Casino Brands

(1) Market capitalization as of October 20th, 2011
(2) The period defined as LTM is for the last 4 quarters ending on July 31st, 2011

Recent History

Over the last 5 years, the management team of Nevada Gold has taken numerous steps to restructure the Company and prepare it for future growth.

Significant reduction in operating expenses	▪ Operating expenses cut from $7.5M in 2006 to $4.3M in 2011.
Repaired balance sheet	▪ Eliminated $47M in debt.
Refinanced significant portion of current debt	▪ Refinanced $11.0M of the Company's existing debt.
Disposed of non-core assets and acquired properties at attractive valuations	▪ Sold-off mining assets, Tribal gaming assets, and real estate holdings and acquired 10 new casinos in the last two and a half years that have generated over $50M in combined revenue for the LTM ending August 31, 2011.

Management Team

Nevada Gold's CEO, Robert Sturges, has had previous success managing gaming and entertainment companies.

- **Robert Sturges - Chief Executive Officer**
  - Former President of the Gaming Division of Carnival Corporation (NYSE:CCL) with a market cap. of $24.9 billion, where he was responsible for the development and management of several new casino properties globally, including:
    - Casino Rouge Riverboat (Baton Rouge, Louisiana), a 30,000 sq. ft. dockside riverboat casino with 1,000 slots and 30 table games. Mr. Sturges was also responsible for overseeing the development of a 25,000 sq. ft. terminal building for the Riverboat with a restaurant and entertainment facilities.
    - Casino Rama Resort & Casino (Toronto, Canada), a 300 room resort that at the time generated over $1.0M in revenue per day, and has a 90,000 sq. ft. casino with 2,500 slots, 110 table games, 6 restaurants, and a 5,000 seat entertainment center.
    - Crystal Palace Resort (Nassau, Bahamas), an 800 room resort with a 30,000 sq. ft. casino.
    - Responsible for the management of other casinos and resorts, including the casinos located on 15 ships operating in Europe and the Caribbean, the Condado Beach Trio (San Juan, Puerto Rico), the Pelican Resort and Casino (Philipsburg, St. Maarten), the Sand Castles Resort (Puerto Plata, Dominican Republic), and the Golden Rainbow Resort (Puerto la Cruz, Venezuela).
  - Served as Director of the New Jersey Division of Gaming Enforcement from 1982-1983.
  - Has served as a board member to the following companies:
    - AmeriCredit Corp. (NYSE:ACF), a Fortune 1,000 automobile finance company acquired in July 2010 by General Motors in an all-cash transaction valued at approximately $3.5 billion.
    - Benihana, Inc. (NASDAQ:BNHN) with a market cap. of $142.9M, an operator of Asian style restaurants in the U.S.
  - Graduate of Dartmouth College and a cum laude graduate of Rutgers School of Law.
  - Limited partner of the Miami Heat NBA franchise.

Management Team (*continued*)

Management team and Board of Directors includes industry veterans who have previously served critical functions at other highly successful gaming companies.

- **William Sherlock - Chairman**
  - Former CEO of Foxwoods Resort & Casino in Mashantucket, Connecticut, one of the world's largest casinos, where he achieved the highest EBITDA in the history of the property.
  - Has been President/CEO in various high profile casino/hotel properties including:
  - New York, New York Hotel & Casino, Las Vegas, Nevada, a 2,100 room resort with an 80,000 sq. ft. casino.
  - The Flamingo Hilton in Las Vegas, Nevada, a 4,000 room resort with a 77,000 sq. ft. casino.
  - The Flamingo Hilton in Laughlin, Nevada, a 2,000 room resort with a 57,000 sq. ft. casino.
  - The Reno Hilton, Reno, Nevada (now the Grand Sierra), a 2,000 room resort with an 80,000 sq. ft. casino.
  - Holds a Bachelors degree in Business Administration from the University of South Carolina.
  - Currently serves as a Board member of Foxwoods Development Company and acts as a gaming consultant.

- **James Kohn, CPA - Chief Financial Officer**
  - Former CFO of Motor City Casino, a 75,000 sq. ft. casino in Detroit, MI, and one of the most successful premier gaming facilities, where he completed a $1 billion funding for the long term development of the facility.
  - Former Director of Financial Analysis for Penn National Gaming Inc. (NASDAQ:PENN), market cap. of $2.8 billion, an operator of gaming properties, including casinos, racetracks, and off-track wagering facilities.
  - Former VP of Casino Finance at Carnival Resorts and Casinos (worked directly with Robert Sturges).
  - Began his career with the international audit and accounting firm, Ernst & Young.
  - Graduate of Ohio State University and holds an MBA from the University of Miami.

- **Ernest East - Chief Compliance Officer**
  - Served as Senior VP, General Counsel, and Chief Operating Officer of Hyatt Gaming Services, LLC, owned by the Pritzker family, who are owners of the Hyatt Hotels Corporation (NYSE:H) market cap. of $5.3 billion.
  - Former Counsel of Sierra Pacific Resources, now NV Energy, Inc. (NYSE:NVE) market cap. of $3.4 billion.
  - Served as Executive VP, Secretary and General Counsel of Trump Hotels and Casino Resorts.
  - Graduate of Tulsa University and the University of Arkansas Law School.

- **Trevor Taylor - Vice President Operations**
  - Over 16 years of experience in the gaming, hospitality, and entertainment , including:
  - Director of Marketing of the Seminole Casino, Hollywood, FL, a 450 room hotel/casino with $167M in revenues and $122M in EBITDA.
  - Exec. Host Manager of Harvey's Hotel Casino, Central City, CO, a 155 room hotel, with a 50 table casino.
  - Director of Player Dev. of the Lodge Casino, Blackhawk, CO, a 50 room hotel with a 40 table casino.

Growth Opportunities

The management of Nevada Gold plans to increase shareholder value through the following different strategies:

Opportunistic acquisition of additional gaming assets	▪ Nevada Gold looks for assets across the United States that can be purchased at a discount to the industry acquisition multiples.
Leveraging Operating Expertise	▪ Management seeks properties where they can leverage their significant operating expertise to improve financial performance.
New gaming property developments (as a minority equity partner / managing operating partner)	▪ Several developers of new gaming properties have approached Nevada Gold to own stakes in new developments and receive management fees to operate the business on their behalf.
Licensing in new states	▪ Licensing process in Nevada is more than 50% complete.
Possible introduction of electronic gaming machines into existing Washington State properties	▪ Passage of a state electronic gaming bill would authorize 7,875 electronic gaming machines statewide. ▪ UWN would be allowed to install approximately 16% of that number (between 1,250 – 2,000 machines) which would significantly increase the Company's revenues.

(1) LTCO calculations based on press release published on March 16, 2011 by Washington's Recreational Gaming Association (RGA).

- Industry Overview
- Washington State – Electronic Gaming Opportunity

Industry Overview

According to PwC's Global Gaming Industry Outlook to 2014, future growth in U.S. Casino and Gaming will come from regional projects outside of traditional areas such as Nevada, Atlantic City, and Tribal properties.

- Regional casinos reported $17 billion in revenues in 2010, and will grow at a CAGR of 6.1%, resulting in 2014 revenues of $22 billion.
- Regional casinos will make up almost 33% of the U.S gaming market by 2014, increasing from 17% in 2006.

A driver behind growth in regional casinos are states looking for sources of revenue to balance their budgets.

- There are several initiatives in front of various state legislatures considering expanding the scope of gaming in their state, or allowing it for the first time, including Florida, Pennsylvania, and Texas.

Florida - Court cleared the way for legislators to expand gambling in South Florida without a referendum vote.

Pennsylvania - Allowed table games in 2010, such as poker, blackjack, roulette, and craps.

Texas - Lawmakers are considering proposals that could expand gambling in the state, including measures to build billion-dollar casinos and install machines at racetracks.



FLORIDA



PENNSYLVANIA



TEXAS


DECEMBER 7, 1787

DELAWARE



WASHINGTON

Washington State – Electronic Gaming Opportunity

Washington State (where Nevada Gold owns 16% of the state's active mini-casinos) is amongst several states that might consider expanding gaming:

- With a budget short-fall of at least $1.4 billion for the 2011-2013 budget period, Washington State legislators are considering new tax revenue opportunities, and may authorize non-tribal gambling establishments to operate slot machines.
  - Measure No. 892 would allow an average of 125 electronic gaming devices in each of the 63 non-tribal casinos in Washington.
  - Under the proposal, only properties similar to UWN's mini-casinos (card rooms in business for 5 years) could get machines.

- If this legislation were to pass, Nevada Gold could increase its revenues by close to $85M.
  - 1,250 machines x $185 in revenues per day per machine x 365 days per year[1].


THE SEAL OF THE STATE OF WASHINGTON
1889




Budget Shortfall Washington State 2011-2013
-$1,400,000,000



(1) LTCO calculations based on press release published on March 16, 2011 by Washington's Recreational Gaming Association (RGA).

- Gaming Portfolio - Washington & Colorado
- Acquisition Opportunity - South Dakota

Gaming Portfolio – Washington & Colorado

Nevada GOLD

Washington Properties – Mini-Casinos

- 10 casinos, representing 16% of the state's active mini-casinos.
- Effective purchase multiples between 3X and 5X EBITDA.
- 8 casinos close to Seattle. 2 in the eastern part of Washington in the Tri-Cities area.
- Combined facilities have 144 table games.
- Contributed 86% of LTM revenues ($47.9M).
- Tremendous upside potential if slot machines are authorized in Washington State.

Colorado Property – Colorado Grande Casino

- 1 casino located 40 miles west of Colorado Springs, Colorado.
- Existing asset when current management took over Company.
- 7,500 sq. ft. property.
- 191 slot machines, 4 table games, 2 restaurants with bars, and 7 hotel rooms.
- Contributed 14% of LTM revenues ($7.8M).
- Close proximity to Colorado Springs market area.

Acquisition Opportunity - South Dakota

South Dakota – A.G. Trucano, Son & Grandsons, Inc.

- Nevada Gold has signed a stock purchase agreement to acquire A.G. Trucano, Son & Grandsons, Inc. ("AGT"), a South-Dakota-based company specialized in electronic slot machines.
  - In business since gaming was legalized in SD in 1989
  - Operates 904 electronic slot machines at 20 different locations in Deadwood
  - Controls 24% of the slots machines in Deadwood (only community in SD where commercial gaming is permitted)
  - Operations generated LTM EBITDA of $1.3M[1]
  - Purchase price of $5.2M represents approximately 4.0x EBITDA.





Deadwood, South Dakota


Deadwood Market - Slots
24%
76%
Deadwood Slot Route
Other

(1) The period defined as LTM is for the last 4 quarters ending on August 31, 2011

- Improved Financial Performance - Revenue
- Improved Financial Performance - EBITDA
- Improved Financial Performance - Net Income

Improved Financial Performance - Revenue

Net Revenue
FY2011 vs FY2010



$50,000,000
$40,000,000
$30,000,000
$20,000,000
$10,000,000
$0
$22,025,988
$48,028,879
FY2010
FY2011

Net Revenue
Q1 FY2012 vs. Q1 FY2011



$15,000,000
$10,000,000
$5,000,000
$0
$6,526,500
$14,158,747
Q1 FY2011
Q1 FY2012

Improved Financial Performance - EBITDA


EBITDA
FY2011 vs. FY2010
$4,000,000
$2,000,000
$0
($2,000,000)
($4,000,000)
($6,000,000)
$1,472,882
($5,355,159)
FY2010
FY2011


EBITDA
Q1 FY2012 vs. Q1 FY2011
$1,000,000
$600,000
$200,000
($200,000)
($600,000)
($1,000,000)
$539,175
($625,058)
Q1 FY2011
Q1 FY2012

Note: FY2010 includes $4.4 in write-offs and impairments

Note: FY2010 includes $2.9M after tax impairments.

Improved Financial Performance - Net Income

Net Income
FY2011 vs. FY2010


$1,000,000
($1,000,000)
($3,000,000)
($5,000,000)
($4,748,782)
($487,026)
FY2010
FY2011

Note: FY2010 includes $2.9MM after tax impairments

Net Income
Q1 FY2012 vs. Q1 FY2011


$300,000
$150,000
$0
($150,000)
($300,000)
($450,000)
($600,000)
($750,000)
($509,072)
($191,859)
Q1 FY2011
Q1 FY2012

Note: FY2010 includes $4.4M in write-offs and impairments.

- Operating Expertise - Case Study

Operating Expertise – Case Study

Nevada GOLD

In July 2010, Nevada Gold acquired six mini-casinos in Washington State, collectively Washington II.

Management team has leveraged their experience to increase the financial performance of their 6 new properties.

- Reduced administrative staff from 26 employees with $1.4M in annual wages to 11 employees with $550K in wages
- Changed mangers at all 6 properties with top notch professionals who share the Company's vision
- Advertised on radio and TV
- Formalized operations and introduced uniform accounting software
- Implemented Player Choice Program and company-wide promotions
- Initiated Nevada Gold Gift Card Program
- Conducted company wide "Gold Standard" hospitality training program
- Committed to superior guest services, conducting secret shoppers and customer surveys


Washington
GOLD
PLAYERS CHOICE

Operating Expertise – Case Study (*continued*)

Washington II Performance Post Acquisition:

Net Revenue	
Q2 (Aug - Oct)	$7,502,687
Q3 (Nov- Jan)	$7,669,964
Q4 (Feb - Apr)	$8,137,731
Total	$23,310,382

EBITDA	
Q2 (Aug - Oct)	$121,745
Q3 (Nov- Jan)	$582,808
Q4 (Feb - Apr)	$1,002,244
Total	$1,706,797


$8,200,000
$8,000,000
$7,800,000
$7,600,000
$7,400,000
$7,200,000
$7,000,000
Net Revenue


$1,200,000
$1,000,000
$800,000
$600,000
$400,000
$200,000
$0
EBITDA

- Financials - Income Statement / Balance Sheet
- Financials - Restructuring Debt
- Financials - Capitalization Table
- Financials - Use of Proceeds

Financials – Balance Sheet and Income Statement

Balance Sheet as of 7/31/11 ($ in millions) – Pro Forma for Restructured Debt

Assets	
Current Assets	
Cash & Equivalents	$5.4
Restricted Cash	$1.2
Accounts Receivable	$0.7
Prepaid Expenses	$1.0
Other Current Assets	$0.4
Total Current Assets	**$8.6**
Long-Term Assets	
Investments in Development Projects[1]	$0.4
Real Estate Held for Sale[2]	$3.4
Notes Receivable – Development Projects[3]	$1.7
Goodwill	$16.9
Identifiable Intangible Assets[4]	$7.5
Property and Equipment	$5.0
Deferred Tax Assets	$2.3
Buena Vista Development (BVD) Receivable[5]	$4.0
Other Assets	$0.6
Total Assets	**$50.5**

Liabilities	
Current Liabilities	
Accounts Payable & Accrued Liabilities	$2.2
Accrued Interest Payable	$0.1
Other accrued liabilities	$1.6
Other Current Liabilities	$0.1
Total Current Liabilities	**$4.0**
Long-Term Liabilities	
Long-Term Debt, Net of Current Portion	$15.5
Other Liabilities	$0.0
Total Liabilities	**$15.5**
Stockholders' Equity:	
Common Stock, $0.12 par value per share	$1.7
Additional Paid-in Capital	$20.4
Retained Earnings	$16.2
Treasury Stock	($7.3)
Total Stockholders' Equity	**$31.0**
Total Liabilities and Stockholders' Equity	**$50.5**

Income Statement as of 7/31/11

Fiscal Year	12 months April 30, 2009	12 months April 30, 2010	12 months April 30, 2011	LTM July 31, 2011
Net Revenue	$5.9	$22.0	$48.0	$55.7
Gross Profit	3.5	10.2	22.2	26.0
Gross Profit Margin	*59.7%*	*46.4%*	*46.3%*	*46.7%*
Total Operating Expenses	8.4	12.6	22.5	25.8
Operating Expense as a % of Revenue	142.4%	57.3%	46.9%	46.3%
Operating Income	(4.9)	(2.3)	(0.3)	0.7
Net Income	**(4.2)**	**(4.7)**	**(0.5)**	**(0.2)**
EBITDA	**(4.3)**	**(1.0)**	**1.5**	**2.2**
EBITDA Margin	*(72.9%)*	*(4.5%)*	*3.1%*	*3.9%*

Significant revenue increase

Declining Expenses as a % of Revenue

FY 2011 first year of positive EBITDA

(1) UWN signed management and technical services contract for the development and management of a hotel casino adjacent to the Las Vegas Motor Speedway.
(2) UWN owns approximately 268 acres of real property in the vicinity of Black Hawk, Colorado. The acreage is currently held for sale.
(3) Receivable of $1.7 million, net of a $1.5 million allowance, related to the development of gaming projects from Big City Capital.
(4) Identifiable Intangible Assets = Customer Relationships ($6.8M) + Trade Names ($1.9M) + Non-Compete ($1.0M) – Amortization of Intangible Assets ($2.2M)
(5) UWN sold its 40% interest in BVD, a casino hotel facility to be developed in California, for $16M cash and $4M receivable which is due no later than 2 years after opening of the facility.

Financials – Restructuring Debt

In October 2011, Nevada Gold refinanced $11.0M of its existing debt with Wells Fargo Gaming Capital, LLC.

- Loan is due October 2014
- Blended interest flat and modest amortization of $250K per quarter
- Proceeds were used as follows:
  - Repayment of $4.0M debt due May 2012
  - Repayment of $5.0M debt due July 2012
  - $2.0M payment of $6.0M debt due June 2013 (Extension of $4.0M loan until June 2015)

Restructuring of Debt



$4MM
$5MM
$6MM
Oct-11
TODAY
Oct-12
Oct-13
Oct-14
Oct-15
October 2014 Wells Fargo - $11MM
June 2015 Rogers Loan - $4MM
Legend:
OLD DUE DATES
NEW DUE DATES

Financials – Capitalization Table

Ownership Table shows that Management is invested in the success of the company.

Ownership Table		
	With Options	
Holder Name	**Number of Beneficial Shares**	**% of Total Beneficial Shares Outstanding[1]**
Officers and Directors		
Robert Sturges (CEO)	845,000	5.7%
James Kohn (CFO)	349,317	2.4%
William Jayroe (Director)	182,002	1.2%
Ernest East (CCO)	180,000	1.2%
Other Officers and Directors	289,902	2.0%
Total Officers and Directors	**1,846,221**	**12.5%**
Public Float	**12,934,160**	**87.5%**
TOTAL	**14,780,381**	**100.0%**

CAPITALIZATION TABLE
Options
Options (Weighted Average Exercise of $1.58)

(1) Total shares are 13,194,381 and include 1,586,000 outstanding options (Weighted Average Exercise Price $1.58) of which all are owned by management and members of the Board. There are no outstanding warrants.

- Key Objectives

Key Objectives

- Integration of recently acquired gaming operations.
- Continue to improve operating results and our all-important guest service.
- Work with our political advisors on the legalization of electronic gaming in our 10 Washington casinos.
- Target our best prospects for growth in our active pipeline of opportunities.
- Continue the growth of our Consolidated EBITDA line.
- ***Increase shareholder value***

Nevada Gold & Casinos, Inc. (NYSE AMEX:UWN)
50 Briar Hollow Lane | Suite, 500 West
Houston, TX | 77027
Phone: 713.621.2245
Fax: 713.621.6919

For any additional questions or comments please contact :

Robert Sturges, Chief Executive Officer
rsturges@nevadagold.com
or
Jim Kohn, Chief Financial Officer
jkohn@nevadagold.com